UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

c/o CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2017

Date of reporting period: July 31, 2017

Item 1.	Reports to Stockholders.

The Advisors’ Inner Circle Fund II

Reaves Utilities and Energy Infrastructure Fund

Annual Report	July 31, 2017

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

The Fund files its complete schedule of fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-342-7058; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

SHAREHOLDERS’ LETTER (UNAUDITED)

July 31, 2017

Dear Shareholder:

In the twelve months ended July 31, 2017, the Reaves Utilities and Energy Infrastructure Fund generated net-of-fee returns of 7.51%. This compares to a 16.04% return for the S&P 500 Indexi, a 5.70% return for the S&P Utilities Indexii and a return of 13.31% for the S&P Global Infrastructure Indexiii.

We invest primarily in three infrastructure sectors: utilities, energy and telecom. It has always been a powerful investment strategy because the sectors tend to be negatively correlated with one another and have low correlation with the broader market, allowing us the opportunity to earn attractive long-term returns with low betaiv to the broader market.

Portfolio Review

While the discussion below tends to focus on higher-level industry trends, we select investments on a bottom-up basis via a rigorous and independent research process. Our biggest investments tend to be in companies that have stable and growing cash flows, and pay dividends, with the prospect for dividend growth. The following review includes sector performance estimates on a consolidated basis, gross of fees.

Electric, Gas and Water Utilities

The utilities portion of the portfolio contributed about 2.85% to the total return in the period. The utilities’ portfolio internal rate of return (IRR)v of 5.82% slightly outperformed the Utilities S&P Utilities Index. The greatest contribution came from our investments in Nextera Energy and Atmos Energy Corp.

The utilities sector has been a volatile sector over the past twelve months as investors wrestled with the potential for strong economic conditions to drive up interest rates and an election surprise that brought with it the potential for change in environmental and tax policy. However, fears proved unwarranted as economic conditions were less inflationary than expected. Interest rates, in fact, fell and the new administration proved ineffectual at getting much of anything done.

Looking ahead, we believe state-level regulation will remain the primary driver of future growth and we do not see meaningful changes happening, especially on the environmental front where much of recent spending has been dedicated. Although Trump promised to save the coal industry, we believe coal’s decline is a result of cheap natural gas and weak international markets rather than any environmental

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

rules. Meanwhile many state level environmental initiatives also improve efficiency and reliability, as well as providing the utility an avenue for longer-term growth.

As for interest rates, while the risk of rising rates remains intact and may continue to be a headwind from time to time, the portfolio is comprised of utilities that we believe can grow earnings and dividends faster than the S&P 500 Utilities Index average. In our view, relatively higher-yielding utilities stocks, with lower earnings growth rates, are likely to be the most negatively impacted by rising interest rates because their lower earnings growth rate diminishes their ability to raise the dividend over time. We believe short-term price declines by the Fund’s utility holdings, in response to a gradual rise in interest rates, can be overcome by their above-average earnings and dividend growth.

Energy & Logistics

The energy & logistics portion of the portfolio, which includes our investments in rail infrastructure, contributed about 1.13% to the total return in the period. The energy portfolio IRR slightly outperformed the S&P Energy Index which was up just 0.19%. Strong contribution came from our infrastructure investments. However, this was largely offset by declines elsewhere.

During the period, the average price of West Texas Intermediate (WTI)vi rose marginally, but not enough to spark large scale investor interest in the sector. In May 2017, OPEC renewed a pledge to curtail production. However, this cut barely offset rising supply from North America and Libya.

In North America, upstream investment rose and some low-cost producers started growing volumes again; this is a mixed blessing, however. While costs have declined and industry know-how and equipment quality have improved per-well productive capacity, industry production growth sparked fears that domestic volumes will overwhelm OPEC efforts to balance global markets. So far, there is not much evidence of this scenario playing out, as inventories have largely fallen in the first half of 2017. Regardless, the futures strip has been stubbornly unwilling to rise much above $50, and traders remain fixated on the potential for U.S. production to destabilize the market.

While we see eventual recovery in commodity prices and energy equities, our best guess is that it will be tempered relative to previous cycles and that growth will be slower for all but very low-cost producers. As such, industry activity will likely plateau at what before might have been considered “mid-cycle” levels. This means there is likely to be less need for oil services, tools, rigs and incremental associated pipeline and processing infrastructure than in previous upcycles, generally favoring producers versus service and equipment suppliers. This backdrop furthers our conviction that it remains essential to be highly discriminating in energy investments

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

and to focus on the lowest cost companies with the greatest financial flexibility. To the extent that prices remain lower for longer, these companies can still grow and prosper.

Communications

The communications segment of the portfolio provided a positive contribution during the year of about 4.54%. Our investments in the cable sector drove much of that. In particular, shares of Charter Communications had a notable positive impact.

Our cable investments were principal beneficiaries of the Federal Communication Commission’s (FCC) decision to reverse Obama-era rules that classify broadband services as a Title II communications service. The move limits the FCC’s ability to regulate what broadband operators charge for their services. Additionally, Comcast and Charter, opted to cooperate rather than compete in launching wireless services, allaying fears that their entry into the market would be destabilizing.

Traditional telecom investments generated mixed results, as strength at selected wireless carriers and specialty fiber companies was offset by weakness in the integrated telecoms and global enterprise-centric broadband companies. Wireless carriers, able to differentiate themselves with improved networks and innovative marketing campaigns, continued to gain market share (T-Mobile). We expect that carriers with opportunities to participate in future wireless consolidation, anticipated by many in the market, will continue to attract investor interest.

Our investments in Real Estate Investment Trusts (REITs) that serve the communications industry provided mixed results. Notably, shares of selected tower companies were flat or weak during the period as interest rate uncertainty was exacerbated by subdued carrier capital spending resulting from objections to leasing costs and a lull in new spectrum coming to the market.

Outlook

Our utility sector investments are focused in subsectors that have above-average organic growth characteristics. In particular, the outlook for natural gas utilities and companies involved in interstate power transmission remains very healthy. Many of these companies have robust growth potential driven by gas-related investments, such as LNG, or by the impact of renewables as a source of power generation. These companies should be able to raise their dividends at a measured pace and continue to provide stability to the portfolio in the event of unforeseen volatility.

Within the energy sector, our investments are concentrated in subsectors we believe will benefit from investment required to develop new shale resources. We believe that companies with the ability to grow volumes, even in a low oil price environment, and those investing in volume-related infrastructure, will do well.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

In telecommunications, we will continue investing in companies where we see value and potential for dividend growth. In the U.S., we see opportunities in cable, as broadband market-share gains should continue. Additionally, towers/chip/equipment companies are poised to benefit from increasing data usage and development of next-generation networks. We will also look for opportunities abroad as wireless and wireline data growth is a global phenomenon.

We remain committed to providing you with a portfolio of well-researched, high-quality companies in vital industries that have the ability to grow earnings and dividends while providing substantial defensive characteristics.

Sincerely,

Ronald J. Sorenson	Tim Porter
CEO & Chief Investment Officer	Portfolio Manager

Performance data represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For performance current to the most recent month-end and after tax returns, please call 1.866.342.7058.

The above commentary represents management’s assessment of the Fund and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice. This information should not be relied upon by the reader as research or investment advice regarding the Fund or any stock in particular, nor should it be construed as a recommendation to purchase or sell a security.

Mutual fund investing involves risk, including possible loss of principal. In addition to the normal risks associated with investing, narrowly focused investments typically exhibit higher volatility. There can be no assurance that the Fund will achieve its stated objective. Investments in securities of MLPs involve risk that differ from investments in common stock including risks related to limited control and limited rights to vote on matters affecting the MLP. MLP common units and other equity securities can be affected by economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer. A company may reduce or eliminate its dividend, causing losses to the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

  Definition of the Comparative Indices

[i]

The S&P 500 Index is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The typical Reaves portfolio includes a significant percentage of assets that are also found in the S&P 500. However, Reaves’ portfolios are far less diversified, resulting in higher sector concentrations than found in the broad-based S&P 500 Index.

ii	The S&P 500 Utilities Index is a capitalization-weighted index containing 30 electric and gas utility stocks (including multi-utilities and independent power producers).

iii

The S&P Global Infrastructure Index is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation and utilities.

iv

BETA measures volatility relative to the benchmark. A stock with a beta higher than 1.0 has historically been more volatile than the benchmark, while a stock with a beta lower than 1.0 has been less volatile.

[v]

The Internal rate of return (IRR) is the interest rate at which the net present value of all the cash flows (both positive and negative) from an investment equal zero. Internal rate of return is used to evaluate the attractiveness of an investment.

vi	West Texas Intermediate (WTI), also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil pricing.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

Growth of a $1,000,000 Investment (Unaudited)

	ANNUALIZED TOTAL RETURN FOR PERIODS ENDED JULY 31, 2017

	1 Year Return	3 Year Return	5 Year Return	10 Year Return

Reaves Utilities and Energy Infrastructure Fund, Institutional Class Shares S&P 500 Index S&P 500 Utilities Index	7.51%	7.18%	10.47%	5.77%
	16.04%	10.87%	14.78%	7.74%
	5.70%	12.86%	11.15%	7.64%

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost. Past performance is no guarantee of future performance and should not be considered a representation of the future results of the Fund.

The Fund’s performance assumes the reinvestment of dividends and capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index.

There are no assurances that the Fund will meet its stated objectives. The Fund’s holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. If the Adviser had not limited certain expenses, the Fund’s total return would have been lower.

See definition of comparative indices on page 5.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

SECTOR WEIGHTINGS†: (Unaudited)

† Percentages are based on total investments. More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 94.6%

	Shares	Value
CONSUMER DISCRETIONARY — 14.4%
Charter Communications, Cl A *	4,857	$1,903,507
Comcast, Cl A	62,200	2,515,990
Liberty Global, Cl A *	31,400	1,063,204
Time Warner	14,000	1,433,880

		6,916,581

ELECTRIC UTILITIES — 15.5%
Edison International	17,200	1,353,296
Eversource Energy	29,940	1,820,052
NextEra Energy	18,000	2,629,620
Portland General Electric	36,800	1,644,592

		7,447,560

ENERGY — 25.5%
Chevron	10,700	1,168,333
EOG Resources	15,600	1,484,184
EQT	25,300	1,611,610
ExxonMobil	17,200	1,376,688
Marathon Petroleum	33,500	1,875,665
Pioneer Natural Resources	12,700	2,071,370
Targa Resources	21,000	974,610
TransCanada	33,000	1,686,960

		12,249,420

GAS — 3.5%
Atmos Energy	19,500	1,691,820

MULTI-UTILITIES — 13.3%
DTE Energy	19,150	2,050,199
National Grid ADR	13,900	868,889

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

COMMON STOCK — continued

	Shares	Value
MULTI-UTILITIES — continued
NiSource	62,600	$1,631,356
Sempra Energy	16,100	1,819,461

		6,369,905

REAL ESTATE — 11.9%
American Tower, Cl A REIT	12,500	1,704,125
Crown Castle International REIT	19,500	1,961,310
SBA Communications, Cl A REIT *	6,800	935,340
Uniti Group REIT	43,100	1,103,360

		5,704,135

TELECOMMUNICATION SERVICES — 6.0%
BCE	36,200	1,698,866
Zayo Group Holdings *	35,900	1,177,161

		2,876,027

WATER UTILITIES — 4.5%
American Water Works	26,600	2,157,260

TOTAL COMMON STOCK (Cost $35,869,096)		45,412,708

SHORT-TERM INVESTMENT (A) — 3.7%

SEI Daily Income Trust Treasury II Fund, Cl F, 0.810% (Cost $1,774,150)	1,774,150	1,774,150

TOTAL INVESTMENTS— 98.3% (Cost $37,643,246)		$47,186,858

Percentages are based on Net Assets of $48,003,886.

*	Non-income producing security.

(A)	The rate reported is the 7-day effective yield as of July 31, 2017.

ADR — American Depositary Receipt

Cl — Class

REIT — Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments at Value (Cost $37,643,246)	$47,186,858
Cash	12,750
Receivable for Investment Securities Sold	853,931
Dividends Receivable	36,832
Prepaid Expenses	7,736
Receivable for Capital Shares Sold	5,000

Total Assets	48,103,107

Liabilities:
Payable due to Adviser	25,737
Audit Fees Payable	22,200
Payable due to Administrator	10,617
Payable due to Trustees	4,254
Chief Compliance Officer Fees Payable	1,865
Printing Fees Payable	14,610
Other Accrued Expenses	19,938

Total Liabilities	99,221

Net Assets	$48,003,886

Net Assets Consist of:
Paid-in-Capital	$36,288,384
Accumulated Net Realized Gain on Investments	2,171,890
Net Unrealized Appreciation on Investments	9,543,612

Net Assets	$48,003,886

Net Asset Value, Offering and Redemption Price Per Share (unlimited authorization – no par value) Shares ($48,003,886 ÷ 4,534,909)	$10.59

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND FOR
THE YEAR ENDED
JULY 31, 2017

STATEMENT OF OPERATIONS

Investment Income
Dividend Income	$1,228,298
Less: Foreign Taxes Withheld	(24,571)

Total Investment Income	1,203,727

Expenses:
Investment Advisory Fees	363,739
Administration Fees	128,946
Trustees’ Fees	15,756
Chief Compliance Officer Fees	5,715
Distribution Fees (1)	1,561
Transfer Agent Fees	74,872
Registration Fees	35,655
Legal Fees	33,617
Audit Fees	22,617
Printing Fees	20,338
Custodian Fees	5,340
Insurance and Other Expenses	10,540

Total Expenses	718,696

Less: Investment Advisory Fees Waived	(84,515)
Less: Fees Paid Indirectly(2)	(154)

Net Expenses	634,027

Net Investment Income	569,700

Net Realized Gain on Investments	4,281,929

Net Realized Gain on Foreign Currency Transactions	11
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(1,439,600)

Net Realized and Unrealized Gain on Investments	2,842,340

Net Increase in Net Assets Resulting from Operations	$3,412,040

(1)	Attributable to Class A Shares. Effective November 28, 2016, Class A Shares converted to Institutional Class Shares.
(2)	See Note 4 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended July 31, 2017	Year Ended July 31, 2016
Operations:
Net Investment Income	$569,700	$467,546
Net Realized Gain on Investments and Foreign Currency Transactions	4,281,940	6,496,117
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(1,439,600)	703,956

Net Increase in Net Assets Resulting from Operations	3,412,040	7,667,619

Dividends and Distributions from:
Net Investment Income
Institutional Class Shares	(1,243,164)	(615,777)
Class A Shares(2)	(7,539)	(65,236)

Total from Net Investment Income	(1,250,703)	(681,013)

Net Realized Gains
Institutional Class Shares	(7,183,892)	(335,391)
Class A Shares(2)	–	(47,320)

Total from Net Realized Gains	(7,183,892)	(382,711)

Total Dividends and Distributions	(8,434,595)	(1,063,724)

Capital Share Transactions(1)
Institutional Class Shares
Issued	8,657,134	5,213,304
Reinvestment of Distributions	7,452,479	760,198
Redeemed	(13,499,884)	(15,075,801)

Net Institutional Class Shares Capital Share Transactions	2,609,729	(9,102,299)

Class A Shares(2)
Issued	562,819	1,872,253
Reinvestment of Distributions	7,068	106,814
Redeemed	(5,711,861)	(4,636,920)

Net Class A Shares Capital Share Transactions	(5,141,974)	(2,657,853)

Net Decrease From Capital Share Transactions	(2,532,245)	(11,760,152)

Total Decrease in Net Assets	(7,554,800)	(5,156,257)

Net Assets:
Beginning of Year	55,558,686	60,714,943

End of Year (including distributions in excess of net investment income of $— and ($126,793), respectively)	$48,003,886	$55,558,686

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.
(2)	Effective November 28, 2016, Class A Shares converted to Institutional Class Shares.

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND

FINANCIAL HIGHLIGHTS

Selected Per Share Data & Ratios

For a Share Outstanding Throughout the Years

	Institutional Class Shares
	Year Ended July 31, 2017	Year Ended July 31, 2016	Year Ended July 31, 2015	Year Ended July 31, 2014	Year Ended July 31, 2013
Net Asset Value, Beginning of Year	$11.79	$10.21	$11.42	$10.28	$9.09

Income from Operations:
Net Investment Income(1)	0.12	0.10	0.12	0.15	0.16
Net Realized and Unrealized Gain/ (Loss) on Investments	0.60	1.71	(0.44)	1.43	1.21

Total from Operations	0.72	1.81	(0.32)	1.58	1.37

Dividends and Distributions from:
Net Investment Income	(0.26)	(0.15)	(0.14)	(0.21)	(0.18)
Net Realized Gains	(1.66)	(0.08)	(0.75)	(0.23)	—

Total Dividends and Distributions	(1.92)	(0.23)	(0.89)	(0.44)	(0.18)

Net Asset Value, End of Year	$10.59	$11.79	$10.21	$11.42	$10.28

Total Return †	7.51%	18.14%	(3.05)%	15.89%	15.29%

Ratios and Supplemental Data
Net Assets, End of Year (Thousands)	$48,004	$50,927	$54,031	$65,732	$58,605
Ratio of Expenses to Average Net Assets (including waivers and reimbursements/ excluding fees paid indirectly)	1.30%	1.30%	1.30%	1.30%	1.30%
Ratio of Expenses to Average Net Assets (excluding waivers, reimbursements and fees paid indirectly)	1.47%	1.51%	1.31%	1.31%	1.37%
Ratio of Net Investment Income to Average Net Assets	1.16%	0.96%	1.11%	1.45%	1.67%
Portfolio Turnover Rate	45%	84%	62%	85%	103%

(1)	Per share data calculated using average shares method.
†

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return would have been lower had certain fees not been waived and expenses assumed by the Adviser during the period.

Amounts designated as “—” are $0.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

NOTES TO FINANCIAL STATEMENTS

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with thirty-two funds. The financial statements herein are those of the Reaves Utilities and Energy Infrastructure Fund (the “Fund”). The financial statements of the remaining funds of the Trust are presented separately. The investment objective of the Fund is total return from income and capital growth. The Fund is a diversified fund, and invests primarily in securities of domestic and foreign public utility and energy companies, with a concentration (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. The assets of each fund of the Trust are segregated, and a shareholder’s interest is limited to the fund of the Trust in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements. The Fund is an investment company in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Fund follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded on the valuation date (or at approximately 4:00 pm ET if a security’s primary exchange is normally open at that time), or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

Price will be used. All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees (the “Board”). The Trust’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of July 31, 2017, there were no securities valued in accordance with the Fair Value Procedures.

In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The guidance establishes three levels of the fair value hierarchy as follows:

•	Level 1 — quoted prices in active markets for identical securities.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

During the year ended July 31, 2017, there have been no changes to the Fund’s fair value methodologies, no Level 3 assets and liabilities, and there have been no transfers between Level 1 and Level 2 assets and liabilities.

As of July 31, 2017, all the investments for the Fund were classified as Level 1. For details of investment classifications, reference the Schedule of Investments.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current year. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended July 31, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended July 31, 2017, the Fund did not incur any interest or penalties relating to unrecognized tax benefits.

Security Transactions and Investment Income — Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

Investments in Real Estate Investment Trusts (“REITs”) — With respect to the Fund, dividend income is recorded based on the income included in distributions received from REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available. Distributions received in excess of any estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from estimated amounts.

Master Limited Partnerships — Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Fund intends to primarily invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986 (the “Code”), and whose interests or “units” are traded on securities exchanges like shares

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/ or relative net assets.

Classes — Class specific expenses are borne by that class of shares. Income, realized and unrealized gain (loss), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund seeks to declare quarterly dividends at fixed rates approved by the Board. To the extent that the amount of the Fund’s net investment income and short-term capital gains is less than the approved fixed rate, some of its dividends may be paid from net capital gains or as a return of shareholder capital. To the extent the amount of the Fund’s net investment income and short-term capital gains exceeds the approved fixed rate, the Fund may pay additional dividends. An additional distribution of net capital gains realized by the Fund, if any, may be made annually; provided, however, that no more than one distribution of net capital gains shall be made with respect to any one taxable year of the Fund (other than a permitted,

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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supplemental distribution which does not exceed 10% of the aggregate amount distributed for such taxable year).

3.	Transactions with Affiliates:

Certain officers and a trustee of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers and the trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, who are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4.	Administration, Distribution, Transfer Agent and Custodian Agreements

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services to the Fund. For these services, the Administrator is paid an asset-based fee (subject to certain minimums), which will vary depending on the number of share classes and the average daily net assets of the Fund. For the year ended July 31, 2017, the Fund was charged $128,946 for these services.

The Fund had adopted a Distribution Plan (the “Plan”) for Class A Shares. The Distributor did not receive any compensation for the distribution of Institutional Class Shares of the Fund. Under the Plan, the Distributor, or third parties that entered into agreements with the Distributor, may have received up to 0.25% of the Fund’s average net assets attributable to Class A Shares as compensation for distribution services. Effective November 28, 2016, Class A Shares converted to Institutional Class Shares.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. The Fund may earn cash management credits which can be used to offset transfer agent expenses. During the year ended July 31, 2017, the Fund earned credits of $154, which were used to offset transfer agent expenses. This amount is listed as “Fees Paid Indirectly” on the Statement of Operations.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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5.	Investment Advisory Agreement:

Under the terms of an investment advisory agreement, W. H. Reaves & Co., Inc. (the “Adviser”) provides investment advisory services to the Fund at a fee, which is calculated daily and paid monthly at an annual rate of 0.75% of the Fund’s average daily net assets. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Fund’s total annual operating expenses from exceeding 1.30% and 1.55% of the Institutional and Class A Shares’ average daily net assets, respectively. The Adviser may discontinue the expense limitation at any time. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Adviser may retain the difference between the “Total Annual Fund Operating Expenses” and the aforementioned expense limitations to recapture all or a portion of its prior expense limitation reimbursements made during the preceding three-year period up to the expense cap in place at the time the expenses were waived. As of July 31, 2017, fees which were previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement to the Adviser were $3,636 expiring in 2018, $104,897 expiring in 2019, and $84,515, expiring in 2020. During the year ended July 31, 2017, there has been no recoupment of previously waived and reimbursed fees.

6.	Share Transactions:

	Year Ended July 31, 2017	Year Ended July 31, 2016
Share Transactions:
Institutional Class Shares
Issued	717,718	484,784
Reinvestment of Distributions	747,640	75,686
Redeemed	(1,250,614)	(1,530,942)

Net Institutional Class Shares Capital Share Transactions	214,744	(970,472)

Class A Shares (1)
Issued	103,378	179,406
Reinvestment of Distributions	604	10,781
Redeemed	(496,381)	(451,652)

Net Class A Shares Capital Share Transactions	(392,399)	(261,465)

Net Decrease in Shares Outstanding	(177,655)	(1,231,937)

(1) Effective November 28, 2016, Class A Shares converted to Institutional Class Shares.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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7.	Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than long-term U.S. Government and short-term investments, for the year ended July 31, 2017 were $21,640,831 and $33,170,769, respectively. There were no purchases or sales of long-term U.S. Government securities.

8.	Federal Tax Information:

The amount and character of income and capital gain distributions, if any, to be paid are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences that are primarily due to REIT adjustments, basis adjustments due to corporate action and reclassification of distributions have been reclassified to (from) the following accounts:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$807,796	$(807,796)	$–

The tax character of dividends and distributions declared during the fiscal years ended July 31, 2017 and 2016 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total

2017	$1,848,797	$6,585,798	$8,434,595
2016	681,013	382,711	1,063,724

As of July 31, 2017, the components of Distributable Earnings on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$2,406,144
Unrealized Appreciation	9,309,358

Total Distributable Earnings	$11,715,502

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at July 31, 2017 were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$37,877,500	$9,633,152	$(323,794)	$9,309,358

9.	Concentration/Risks:

The Fund has adopted a policy to concentrate its investments (at least 80% of its assets) in companies involved to a significant extent in the Utilities and Energy Industries. To the extent that the Fund’s investments are focused in issuers conducting business in the Utilities Industry and/or Energy Industry, the Fund is subject to the risk that legislative or regulatory changes, adverse market conditions and/or increased competition will negatively affect these industries.

10.	Other:

At July 31, 2017, 13% of the total Institutional Class Shares outstanding was held by one record shareholder. This shareholder is comprised of omnibus accounts that were held on behalf of various individual shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11.	Regulatory Matters:

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures and does not expect any impact to the Fund’s net assets or results of operations.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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12.	Subsequent Events:

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of July 31, 2017.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Advisors’ Inner Circle Fund II and Shareholders of Reaves Utilities and Energy Infrastructure Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reaves Utilities and Energy Infrastructure Fund (one of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of July 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reaves Utilities and Energy Infrastructure Fund (one of the series constituting The Advisors’ Inner Circle Fund II) at July 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 29, 2017

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (UNAUDITED)

Set forth below are the names, years of birth, positions with the Trust, lengths of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Trustees.” Messrs. Nesher and Doran are Trustees who may

Name and Year of Birth	Position with Trust and length of Time Served[1]	Principal Occupation(s) During the Past Five Years
INTERESTED TRUSTEES2 3
Robert A. Nesher (Born: 1946)	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated.
William M. Doran (Born: 1940)	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003. Counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT TRUSTEES[4]
John K. Darr (Born: 1944)	Trustee (Since 2008)	Retired. Chief Executive Officer, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
Joseph T. Grause, Jr. (Born: 1952)	Trustee (Since 2011)	Self-Employed Consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., 2010 to 2011. Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., 2007 to 2010.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.
3	Board Members oversee 32 funds in The Advisors’ Inner Circle Fund II.
4

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

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be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional In-formation (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-342-7058. The following chart lists Trustees and Officers as of July 31, 2017.

Other Directorships

Held in the Past Five Years4

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Structured Credit Fund, LP, SEI Global Master Fund plc, SEI Global Assets Fund plc, SEI Global Investments Fund plc, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments – Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of O’Connor EQUUS (closed-end investment company) to 2016. Trustee of SEI Liquid Asset Trust to 2016. Trustee of Winton Series Trust to 2017.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Federal Home Loan Bank of Pittsburgh, Meals on Wheels, Lewes/Rehoboth Beach and West Rehoboth Land Trust.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of The Korea Fund, Inc.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (UNAUDITED)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served[1]	Principal Occupations During the Past Five Years
INTERESTED TRUSTEES (continued)[2]
Mitchell A. Johnson (Born: 1942)	Trustee (Since 2005)	Retired. Private Investor since 1994.
Betty L. Krikorian (Born: 1943)	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc., from 2008 to 2010. Self-Employed Legal and Financial Services Consultant since 2003.
Bruce R. Speca (Born: 1956)	Trustee (since 2011)

Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011. Executive Vice President – Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), 2003 to 2010.

George J. Sullivan, Jr. (Born: 1942)	Trustee Lead Independent Trustee (Since 1999)	Retired since 2012. Self-Employed Consultant, Newfound Consultants Inc., 1997 to 2011.
OFFICERS
Michael Beattie (Born: 1965)	President (since 2011)	Director of Client Service, SEI Investments Company, since 2004.
Stephen Connors (Born: 1984)	Treasurer, Controller and Chief Financial Officer (Since 2015)	Director, SEI Investments, Fund Accounting since 2014. Audit Manager, Deloitte & Touche LLP, from 2011 to 2014. Audit Supervisor, BBD, LLP (formerly Briggs, Bunting & Dougherty, LLP), from 2007 to 2011.

1

Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

2	Board Members oversee 32 funds in The Advisors’ Inner Circle Fund II.
3

Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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Other Directorships

Held in the Past Five Years3

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Director of Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director of Stone Harbor Investments Funds, Stone Harbor Emerging Markets Income Fund (closed-end fund) and Stone Harbor Emerging Markets Total Income Fund.

Current Directorships: The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010. Director of SEI Alpha Strategy Portfolios, LP to 2013. Trustee of SEI Liquid Asset Trust to 2016. Trustee/Director of State Street Navigator Securities Lending Trust to May, 2017.

None.

None.

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TRUSTEES AND OFFICERS OF THE ADVISORS’ INNER CIRCLE FUND II (UNAUDITED)

Name and Year of Birth	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During the Past Five Years
OFFICERS (continued)
Russell Emery (Born: 1962)	Chief Compliance Officer (since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since June 2007. Chief Compliance Officer of SEI Alpha Strategy Portfolios, LP from June 2007 to September 2013. Chief Compliance Officer of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, The Advisors’ Inner Circle Fund III, Winton Series Trust, Winton Diversified Opportunities Fund (closed-end investment company), Gallery Trust, SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and SEI Catholic Values Trust. Chief Compliance Officer of O’Connor EQUUS (closed-end investment company) to 2016. Chief Compliance Officer of SEI Liquid Asset Trust to 2016.
Dianne M. Descoteaux (Born: 1977)	Vice President and Secretary(Since 2011)	Counsel at SEI Investments since 2010.
Lisa Whittaker (Born: 1978)	Vice President and Assistant Secretary (since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel and Compliance Officer, The Glenmede Trust Company, N.A. (2011-2012).
John Y. Kim (Born: 1981)	Vice President and Assistant Secretary (since 2014)	Attorney, SEI Investments Company (2014-present). Associate, Stradley Ronon Stevens & Young, LLP (2009- 2014).
Bridgett E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (since 2015)	Senior Associate and AML Officer, Morgan Stanley Alternative Investment Partners from April 2011 to March 2015.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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Other Directorships

Held in the Past Five Years

None.

None.

None.

None.

None.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
INFRASTRUCTURE FUND
JULY 31, 2017

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (February 1, 2017 to July 31, 2017).

The table on the following page illustrates your Fund’s costs in two ways.

•

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar value expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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DISCLOSURE OF FUND EXPENSES (UNAUDITED)

Note: Because the hypothetical return is set at 5% for comparison purposes —NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 2/1/2017	Ending Account Value 7/31/2017	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,070.00	1.30%	$6.67
Hypothetical Fund Return
Institutional Class Shares	$1,000.00	$1,018.35	1.30%	$6.51

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

THE ADVISORS’ INNER CIRCLE FUND II	REAVES UTILITIES AND ENERGY
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NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders who do not have a July 31, 2017 taxable year end, this notice is for informational purposes only. For shareholders with a July 31, 2017 taxable year end, please consult your tax adviser as to the pertinence of this notice. For the fiscal year ended July 31, 2017, the Fund is designating the following items with regard to distributions paid during the year.

Long-Term Capital Distributions	Ordinary Income Distributions	Total Distributions	Qualifying for Corporate Dividends Received Deduction (1)	Qualifying Dividend Income (2)	Interest Related Dividend (3)	Short-Term Capital Gains Dividends (4)
78.08%	21.92%	100.00%	76.99%	86.18%	0.00%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).
(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of the Fund to designate the maximum amount permitted by law.
(3)	The percentage in this column represents the amount of “Interest Related Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.
(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

Reaves Utilities and Energy Infrastructure Fund

P.O. Box 219009

Kansas City, MO 64121-9009

Investment Adviser:

W.H. Reaves & Co, Inc.

10 Exchange Place

18th Floor

Jersey City, NJ 07302

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103-2921

Independent Registered Public Accounting Firm:

Ernst & Young LLP

2005 Market Street, Suite 700

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Portfolio described.

WHR-AR-001-1300

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s board of trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are John Darr and George Sullivan, and they are independent as defined in Form N-CSR Item 3 (a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Advisors’ Inner Circle Fund II (the “Trust”).

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2017			2016
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$388,550	N/A	N/A	$414,870	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Trust’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed by E&Y applicable to non-audit services pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) were as follows:

	2017	2016
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $11,750 and $11,500 for 2017 and 2016, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c)) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: October 6, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors
Treasurer, Controller and Chief Financial Officer

Date: October 6, 2017